UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 28, 2024

AB PRIVATE LENDING FUND
(Exact name of registrant as specified in its charter)

Delaware	814-01744	93-6555027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 Colorado Street, Suite 1500
Austin, Texas 78701
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.
November 2024 Distributions
On
November 28, 2024,
AB Private Lending Fund (the “
Fund
”) declared regular distributions for each class of its common shares of beneficial interest (the “
Shares
”) in the amounts per share set forth below:

	Gross Distribution		Shareholder Servicing and/or Distribution Fee		Net Distributions
Class I shares		$0.22		$0.00		$0.22
Class S shares	$	N/A	$	N/A	$	N/A
Class D shares	$	N/A	$	N/A	$	N/A
The distributions for each class of Shares are payable to shareholders of record as of the close of business on November 28, 2024 and will be paid on or about December 18, 2024.
These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan.
Item 8.01 – Other Events.
Net Asset Value
The net asset value (“
NAV
”) per share of each class of the Fund as of November 30, 2024, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV per Share as of November 30, 2024
Class I shares	$25.07
Class S shares	—
Class D shares	—
As of November 30, 2024, the Fund’s aggregate NAV was approximately $115.0 million, the fair value of its investment portfolio was approximately $313.0 million, and it had approximately $172.0 million of debt outstanding (at principal).
Status of Offering
The Fund is currently publicly offering on a continuous basis up to $1.0 billion in common shares of beneficial interest (such shares, the “
Shares
” and such offering, the “
Offering
”). Additionally, the Fund has sold unregistered Class I shares exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “
Private Offering
”). The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Shares sold through the Fund’s distribution reinvestment plan. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class I shares	—	—
Class S shares	—	—
Class D shares	—	—
Private Offering:
Class I shares	4,593,851.501	$114,900,000.00
Class S shares	—	—
Class D shares	—	—
Total Offering and Private Offering*	4,593,851.501	$114,900,000.00

*	Amounts may not sum due to rounding

SIGNATURES
Pursuant to the requirements of the Securities Exchange
Act
of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024	AB PRIVATE LENDING FUND

	By:	/s/ Leon Hirth
Leon Hirth
Secretary